U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):  June 17, 1999

GREEN MACHINE DEVELOPMENT CORP.
(Exact name of registrant as specified in its charter)

Florida                          333-6388           65-0594832
State or other jurisdiction    (Commission         (IRS Employer
of incorporation               File Number)       Identification No.)

200 MacFarlane Drive, Suite 405, Delray Beach, FL         33483
(Address of principle executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (561) 276-8226






Item 7.   Financial Statements and Exhibits

     (b)  Pro Forma Financial Information

          (1) Pro forma Balance Sheet and Statement of Income which give effect to the acquisition of Green Machine Management Corp., through it's contribution to capital by a common shareholder.










VIVA GOLF MANUFACTURING, INC.
PROFORMA BALANCE SHEET DATA
MARCH 31, 1999
(in thousands)

                           Viva Golf   Green Machine
                           Mfg., Inc   Manage. Corp     Adjustments   Proforma
ASSETS
  Current assets
    Cash                     $-0-          $61              $-0-         $61
    Marketable Securities     -0-            4               -0-           4
                             ____          ___              ____         ___
      Total current assets    -0-           65               -0-          65

  Property & equipment (net)   1           -0-               -0-           1

  Other assets
    Organization costs         5           -0-               -0-           5
    Investment in real estate -0-          389               -0-         389
    Deposits on real estate   -0-           15               -0-          15
                              ___          ___               ___         ___

      Total other assets       5           404               -0-         409
                              ___          ___               ___         ___
Total assets                   6           469               -0-         475

LIABILITIES & STOCKHOLDERS' EQUITY
  Current liabilities
    Mortgage payable          -0-           40               -0-          40
    Notes & loans payable      90          472                12 (a)     562
    Accrued expenses          -0-           12               -0-          12
                              ___          ___               ___         ___
     Total current liabilities 90          524                12         626

  Stockholders' equity
    Common stock               12            1               (12) (a)      1
    Accumulated deficit       (96)         (56)              -0-        (152)
                              ____         ____              ____       _____
     Total stkholders equity  (84)         (55)              (12)       (151)
                              ____         ____              ____       _____

  Total liab. & stkholders' eq.$ 6       $(469)              $-0-       $475

  (a) recapitalization of company


VIVA GOLF MANUFACTURING, INC.
PROFORMA INCOME STATEMENT DATA
FOR THE YEAR ENDED MARCH 31, 1999
(in thousands)

Revenues                      $-0-        $  7               $-0-       $  7

Operating expenses              10          45                -0-         55
                               ___         ___                ___        ___
Net loss                       (10)       $(38)              $-0-       $(48)

The unaudited pro forma financial statements of Viva Golf Manufacturing, Inc. as of and for the year ended March 31, 1999 have been prepared based on the historical data of the registrant, as adjusted to reflect the business combination of Green Machine Management Corp. as if the transaction had been effective as of April 1, 1998. The pro forma income statement data may not be indicative of the future results of operations or what the actual results of operations whoudl have been had the combination of entities has been effective earlier.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Green Machine Development, Corp.

                                            /S/
May 26, 2000                        June-Ann Fox, President